UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-7171

Merrill Lynch Global SmallCap Fund, Inc.

Address: P.O. Box 9011
         Princeton, NJ  08543-9011

Name and address of agent for service: Terry K. Glenn, President, Merrill Lynch
      Global SmallCap Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address: P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (609) 282-2800

Date of fiscal year end: 06/30/03

Date of reporting period: 07/01/02 - 12/31/02

Item 1 - Is shareholder report attached? - Y

[LOGO] Merrill Lynch Investment Managers

Semi-Annual Report
December 31, 2002

Merrill Lynch
Global SmallCap
Fund, Inc.

www.mlim.ml.com

                    MERRILL LYNCH GLOBAL SMALLCAP FUND, INC.

Portfolio
Information
As of 12/31/02

                                                    Country of      Percent of
Ten Largest Holdings                                  Origin        Net Assets

Brookline Bancorp, Inc. .........................  United States       2.0%
Take-Two Interactive Software, Inc. .............  United States       1.6
Sanmina Corporation .............................  United States       1.5
CLP Holdings Limited ............................  Hong Kong           1.5
Hongkong Electric Holdings Limited ..............  Hong Kong           1.3
Cinergy Corp. ...................................  United States       1.3
Companhia de Bebidas das
        Americas (Preferred) (ADR) ..............  Brazil              1.3
FPL Group, Inc. .................................  United States       1.3
Scottish and Southern Energy PLC ................  United Kingdom      1.3
DTE Energy Company ..............................  United States       1.2

                                                                     Percent of
Five Largest Industries*                                             Net Assets

Electric Utilities .......................................              11.0%
Media ....................................................               7.2
Banks ....................................................               6.8
Oil & Gas ................................................               4.2
Specialty Retail .........................................               3.9

* For Fund compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

                     Merrill Lynch Global SmallCap Fund, Inc., December 31, 2002

DEAR SHAREHOLDER

For the six-month period ended December 31, 2002, the Fund's total returns for Class A, Class B, Class C and Class D Shares were -14.26%, -14.72%, -14.68% and -14.36%, respectively. (Results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 4 and 5 of this report to shareholders). This compares to the -16.25% U.S. dollar total return for the Morgan Stanley Capital International World SmallCap Index for the same period.

Portfolio Matters

Stock selection in North America and Japan and a cash position helped the Fund outperform the benchmark. Stock selection in Europe and Asia (ex-Japan) had a negative effect on the Fund's performance. In North America, the Fund's outperformance was a result of stock selection in the communications, consumer durables and electronic technology sectors. An overweighted position in the consumer services sector also had a positive impact on performance. Stock selection in the transportation sector hindered performance compared to the benchmark.

In Europe, stock selection in the finance and retail trade sectors weakened the Fund's relative performance against the benchmark. An underweighted position in the electronic technology sector bolstered performance compared to the benchmark.

In Asia (ex-Japan), an underweighted position in the non-energy minerals sector and stock selection in the finance sector contributed negatively to the Fund's overall return.

In Japan, stock selection in the distribution services, finance and producer manufacturing sectors aided performance, while stock selection in the consumer durables and consumer services sectors was detrimental to performance relative to the benchmark.

We are cautiously optimistic about the prospects for an economic and stock market recovery in 2003. After three years of declines, stock valuations reached attractive levels in many sectors. The absolute valuation of the stock market appears even more attractive when compared to the low yields on other financial assets such as U.S. Treasury securities and certificates of deposits. However, we expect sub-par growth in 2003 for the economy and corporate profits. In addition, we are concerned about the fallout of consumer confidence from geopolitical issues in the Middle East and elsewhere. This leads us to be more cautious about stocks than our valuation work would warrant.

The Fund has overweighted positions in the consumer discretionary, utility and energy sectors. We find valuations on the retail and leisure stocks in North America to be particularly low. These valuations reflect an excessively pessimistic view of consumer spending, and we expect these stocks to appreciate meaningfully in the medium term. Our energy overweight is also a North American position. Natural gas production has been showing a steady decline. Its impact was mitigated to some extent by high reserves of gas in storage and muted demand as the economy slowed. As production continues to decline, we expect that the supply/demand balance will result in higher gas prices, which should help the exploration and production and oil services companies. We have also increased our exposure to high dividend paying companies in light of market uncertainties as well as expectations of some tax relief for dividends. This has resulted in our overweighted position in utility stocks, which typically have high dividend yields.

The Fund has an underweighted position in the technology, financials and industrial sectors. We do not see a significant pickup in corporate spending on technology, nor do we see any new blockbuster consumer product that would stimulate strong demand. In light of this, we find the valuations in the technology sector to be high despite the significant drop in these stocks. Our financials underweight reflects our concerns about credit quality as well as the bottoming of the interest rate declines. However, as valuations in both the financials and industrial groups are becoming more reasonable, we expect to increase our exposure to these sectors.

From a geographical perspective, the Fund has an underweighted position in Europe and Japan and an overweighted position in emerging markets. Economic conditions in Europe are similar to those in the United States, albeit with a lag. However, the policy response on both the monetary and fiscal front has not been as swift. We are likely to increase our exposure to Europe as valuations are getting less expensive. Our underweight in Japan reflects our concerns about an economic recovery in that country. Our overweight in emerging markets is a result of selective opportunities that we see in Hong Kong, Indonesia and Brazil.

For investors with a long-term focus, we believe there are still many opportunities among stocks globally. In U.S. dollar terms, small cap stocks have continued to outperform large cap stocks in several major markets. Small cap stock valuations relative to their growth prospects continue to be very attractive compared to large companies. We believe that our diversified portfolio of small cap companies will weather the current economic uncertainties. Many of our investments have the potential to emerge as tomorrow's industry leaders because of superior innovation and technology.

In Conclusion

We thank you for your continued interest in Merrill Lynch Global SmallCap Fund, Inc., and we look forward to reviewing our strategy with you in our next report to shareholders.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President and Director


/s/ Kenneth Chiang

Kenneth Chiang
Senior Vice President and
Portfolio Manager

January 30, 2003


                                     2 & 3

                     Merrill Lynch Global SmallCap Fund, Inc., December 31, 2002

PERFORMANCE DATA

About Fund
Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing(SM) System, which offers four pricing alternatives:

o Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors, as detailed in the Fund's prospectus. If you were a Class A shareholder prior to October 21, 1994, your Class A Shares were redesignated to Class D Shares on October 21, 1994. However, in the case of certain eligible investors, the shares were simultaneously exchanged for Class A Shares.

o Effective June 1, 2001, Class B Shares are subject to a maximum contingent deferred sales charge of 4% declining to 0% after six years. All Class B Shares purchased prior to June 1, 2001 will maintain the four-year schedule. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.)

o Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

o Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

      None of the past results shown should be considered a representation of future performance. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the following tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Recent
Performance
Results

                                                     6-Month         12-Month     Since Inception
As of December 31, 2002                            Total Return    Total Return    Total Return
=================================================================================================
ML Global SmallCap Fund, Inc. Class A Shares*        -14.26%         -16.82%         +84.24%
-------------------------------------------------------------------------------------------------
ML Global SmallCap Fund, Inc. Class B Shares*        -14.72          -17.72          +65.79
-------------------------------------------------------------------------------------------------
ML Global SmallCap Fund, Inc. Class C Shares*        -14.68          -17.68          +69.10
-------------------------------------------------------------------------------------------------
ML Global SmallCap Fund, Inc. Class D Shares*        -14.36          -17.03          +77.18
-------------------------------------------------------------------------------------------------
MSCI World SmallCap Index**                          -16.25          -15.69           --
=================================================================================================

* Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The Fund's since inception periods are from 10/21/94 for Class A & Class C Shares and from 8/05/94 for Class B & Class D Shares.
** This unmanaged broad-based Index is comprised of small cap companies from 23 developed markets. The Index commenced in 1999; therefore since inception total returns relative to the Fund are not available.

Average Annual
Total Return

                                               % Return Without   % Return With
                                                 Sales Charge     Sales Charge**
================================================================================
Class A Shares*
===============================================================================
One Year Ended 12/31/02                             -16.82%          -21.19%
-------------------------------------------------------------------------------
Five Years Ended 12/31/02                           +12.72           +11.51
-------------------------------------------------------------------------------
Inception (10/21/94) through 12/31/02               + 7.74           + 7.04
-------------------------------------------------------------------------------
*     Maximum sales charge is 5.25%.
**    Assuming maximum sales charge.

                                                   % Return         % Return
                                                 Without CDSC      With CDSC**
================================================================================
Class B Shares*
================================================================================
One Year Ended 12/31/02                             -17.72%          -21.01%
-------------------------------------------------------------------------------
Five Years Ended 12/31/02                           +11.55           +11.30
-------------------------------------------------------------------------------
Inception (8/05/94) through 12/31/02                + 6.20           + 6.20
-------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.
**    Assuming payment of applicable contingent deferred sales charge.

                                                   % Return         % Return
                                                 Without CDSC      With CDSC**
================================================================================
Class C Shares*
================================================================================
One Year Ended 12/31/02                             -17.68%          -18.50%
-------------------------------------------------------------------------------
Five Years Ended 12/31/02                           +11.55           +11.55
-------------------------------------------------------------------------------
Inception (10/21/94) through 12/31/02               + 6.62           + 6.62
-------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.
**    Assuming payment of applicable contingent deferred sales charge.

                                               % Return Without   % Return With
                                                 Sales Charge     Sales Charge**
================================================================================
Class D Shares*
================================================================================
One Year Ended 12/31/02                             -17.03%          -21.39%
-------------------------------------------------------------------------------
Five Years Ended 12/31/02                           +12.45           +11.25
-------------------------------------------------------------------------------
Inception (8/05/94) through 12/31/02                + 7.04           + 6.36
-------------------------------------------------------------------------------
* Maximum sales charge is 5.25%. (Prior to October 21, 1994, Class D Shares (formerly Class A Shares) were offered at a higher sales charge. Thus, actual returns would have been lower than shown for the inception period.)
**    Assuming maximum sales charge.


                                     4 & 5

                     Merrill Lynch Global SmallCap Fund, Inc., December 31, 2002

SCHEDULE OF INVESTMENTS                                        (in U.S. dollars)

                                             Shares                                                                       Percent of
EUROPE           Industry++                   Held                Investments                        Cost         Value   Net Assets
====================================================================================================================================
Finland          Paper & Forest             219,900   M-real Oyj 'B'                             $ 1,478,361   $ 1,846,104      0.6%
                 Products
                 -------------------------------------------------------------------------------------------------------------------
                                                      Total Investments in Finland                 1,478,361     1,846,104      0.6
====================================================================================================================================
France           Automobiles                 47,241   TRIGANO                                      1,452,641     1,148,646      0.4
                 -------------------------------------------------------------------------------------------------------------------
                 Media                      614,000   Havas Advertising SA                         3,235,241     2,384,027      0.7
                 -------------------------------------------------------------------------------------------------------------------
                 Metals & Mining             70,719   Pechiney SA 'A'                              2,209,670     2,481,667      0.7
                 -------------------------------------------------------------------------------------------------------------------
                                                      Total Investments in France                  6,897,552     6,014,340      1.8
====================================================================================================================================
Germany          Construction &             133,769   Hochtief AG                                  2,743,709     1,824,903      0.6
                 Engineering
                 -------------------------------------------------------------------------------------------------------------------
                 Distributors                38,300   Medion AG                                    1,294,259     1,338,394      0.4
                 -------------------------------------------------------------------------------------------------------------------
                 Machinery                  128,131   Pfeiffer Vacuum Technology AG                4,414,868     2,556,097      0.8
                 -------------------------------------------------------------------------------------------------------------------
                 Media                      361,614   ProSieben Sat.1 Media AG (Preferred)         3,131,143     2,386,915      0.7
                 -------------------------------------------------------------------------------------------------------------------
                                                      Total Investments in Germany                11,583,979     8,106,309      2.5
====================================================================================================================================
Ireland          Food & Drug                568,000   Fyffes PLC                                     822,304       786,798      0.2
                 Retailing
                 -------------------------------------------------------------------------------------------------------------------
                 Food Products               48,300   Kerry Group PLC 'A'                            588,064       646,247      0.2
                 -------------------------------------------------------------------------------------------------------------------
                 Oil & Gas                  563,100  +Tullow Oil PLC                                 760,594       891,577      0.3
                 -------------------------------------------------------------------------------------------------------------------
                                                      Total Investments in Ireland                 2,170,962     2,324,622      0.7
====================================================================================================================================
Italy            Construction &             197,000   Permasteelisa SpA                            3,694,749     3,098,910      0.9
                 Engineering
                 -------------------------------------------------------------------------------------------------------------------
                 Media                      295,900   Caltagirone Editore SpA                      1,669,833     1,754,424      0.6
                 -------------------------------------------------------------------------------------------------------------------
                                                      Total Investments in Italy                   5,364,582     4,853,334      1.5
====================================================================================================================================
Netherlands      Commercial Services        290,972  +Tele Atlas BV                                  367,313       421,378      0.1
                 & Supplies
                 -------------------------------------------------------------------------------------------------------------------
                 Distributors               172,425   Petroplus International NV                   1,951,004     1,326,311      0.4
                 -------------------------------------------------------------------------------------------------------------------
                 Household Durables         498,310   Head NV (NY Registered Shares)               2,666,780     1,001,603      0.3
                 -------------------------------------------------------------------------------------------------------------------
                                                      Total Investments in the Netherlands         4,985,097     2,749,292      0.8
====================================================================================================================================
Spain            Transportation             182,500   Acesa Infraestructuras, SA (Rights) (c)         91,833       105,334      0.0
                 Infrastructure             182,500   Autopistas, Concesionaria Espanola SA        1,874,622     2,068,367      0.7
                 -------------------------------------------------------------------------------------------------------------------
                                                      Total Investments in Spain                   1,966,455     2,173,701      0.7
====================================================================================================================================
Sweden           Health Care Providers &    494,400  +Capio AB                                     3,655,946     3,915,118      1.2
                 Services
                 -------------------------------------------------------------------------------------------------------------------
                                                      Total Investments in Sweden                  3,655,946     3,915,118      1.2
====================================================================================================================================
Switzerland      Biotechnology                6,135   Actelion Ltd.                                  218,179       270,655      0.1
                 -------------------------------------------------------------------------------------------------------------------
                 Building Products           10,100  +Geberit AG (Registered Shares)               2,722,754     2,907,211      0.9
                 -------------------------------------------------------------------------------------------------------------------
                                                      Total Investments in Switzerland             2,940,933     3,177,866      1.0
====================================================================================================================================
United Kingdom   Electric Utilities         391,200   Scottish and Southern Energy PLC             4,010,350     4,282,592      1.3
                 -------------------------------------------------------------------------------------------------------------------
                 Metals & Mining          2,029,700   UK Coal PLC                                  2,296,029     1,637,728      0.5
                 -------------------------------------------------------------------------------------------------------------------
                 Multiline Retail           210,000   Next PLC                                     2,791,618     2,489,952      0.7
                 -------------------------------------------------------------------------------------------------------------------
                 Oil & Gas                4,511,700  +Premier Oil PLC                              1,583,179     2,088,223      0.6
                 -------------------------------------------------------------------------------------------------------------------
                 Pharmaceuticals            243,500   Galen Holdings PLC                           1,777,436     1,956,133      0.6
                                          3,155,000  +SkyePharma PLC                               2,815,834     2,107,882      0.6
                                                                                                 -----------   -----------     ----
                                                                                                   4,593,270     4,064,015      1.2
                 -------------------------------------------------------------------------------------------------------------------
                 Specialty Retail         3,623,925   Electronics Boutique PLC                     2,909,368     2,100,297      0.7
                                          1,516,300  +HMV Group PLC                                3,259,285     2,904,899      0.9
                                                                                                 -----------   -----------     ----
                                                                                                   6,168,653     5,005,196      1.6
                 -------------------------------------------------------------------------------------------------------------------
                                                      Total Investments in the United Kingdom     21,443,099    19,567,706      5.9
====================================================================================================================================
                                                      Total Investments in Europe                 62,486,966    54,728,392     16.7
====================================================================================================================================
LATIN AMERICA
====================================================================================================================================
Brazil           Beverages                  281,000   Companhia de Bebidas das Americas
                                                      (Preferred) (ADR)*                           3,755,192     4,372,360      1.3
                 -------------------------------------------------------------------------------------------------------------------
                 Diversified                284,000   Tele Norte Leste Participacoes SA (ADR)*     4,151,587     2,087,400      0.7
                 Telecommunication
                 Services
                 -------------------------------------------------------------------------------------------------------------------
                 Food & Drug                118,700   Companhia Brasileira de Distribuicao Grupo
                 Retailing                            Pao de Acucar (ADR)*                         1,787,796     1,816,110      0.5
                 -------------------------------------------------------------------------------------------------------------------
                                                      Total Investments in Brazil                  9,694,575     8,275,870      2.5
====================================================================================================================================
Venezuela        Diversified                162,200   Compania Anonima Nacional Telefonos de
                 Telecommunication                    Venezuela (CANTV) (ADR)*                     2,183,858     2,043,720      0.6
                 Services
                 -------------------------------------------------------------------------------------------------------------------
                                                      Total Investments in Venezuela               2,183,858     2,043,720      0.6
====================================================================================================================================
                                                      Total Investments in Latin America          11,878,433    10,319,590      3.1
====================================================================================================================================
MIDDLE EAST
====================================================================================================================================
Israel           Pharmaceuticals             68,200  +Taro Pharmaceutical Industries Ltd.          2,108,901     2,564,320      0.8
                 -------------------------------------------------------------------------------------------------------------------
                                                      Total Investments in the Middle East         2,108,901     2,564,320      0.8
====================================================================================================================================


                                      6 & 7

                     Merrill Lynch Global SmallCap Fund, Inc., December 31, 2002

SCHEDULE OF INVESTMENTS (continued)                            (in U.S. dollars)

                                             Shares                                                                       Percent of
NORTH AMERICA    Industry++                   Held                Investments                         Cost         Value  Net Assets
====================================================================================================================================
Bermuda          Insurance                   60,000   PartnerRe Ltd.                             $ 2,871,887   $ 3,109,200      0.9%
                 -------------------------------------------------------------------------------------------------------------------
                                                      Total Investments in Bermuda                 2,871,887     3,109,200      0.9
====================================================================================================================================
Canada           Chemicals                  168,000   Agrium Inc.                                  1,874,040     1,882,264      0.6
                 -------------------------------------------------------------------------------------------------------------------
                 Gas Utilities              272,500   TransCanada PipeLines Limited                3,981,776     3,953,475      1.2
                 -------------------------------------------------------------------------------------------------------------------
                 Metals & Mining             50,600   Agnico-Eagle Mines Limited                     703,452       751,916      0.2
                                            160,800  +Cambior Inc.                                   226,562       229,944      0.1
                                            218,900  +Cambior Inc.                                   318,889       311,764      0.1
                                                                                                 -----------   -----------     ----
                                                                                                   1,248,903     1,293,624      0.4
                 -------------------------------------------------------------------------------------------------------------------
                 Paper & Forest             260,200   Abitibi-Consolidated Inc.                    1,946,213     1,997,864      0.6
                 Products
                 -------------------------------------------------------------------------------------------------------------------
                                                      Total Investments in Canada                  9,050,932     9,127,227      2.8
====================================================================================================================================
United States    Aerospace & Defense        175,700  +SI International Inc.                        2,429,131     1,890,532      0.6
                 -------------------------------------------------------------------------------------------------------------------
                 Airlines                    85,000  +ExpressJet Holdings, Inc.                    1,360,000       871,250      0.2
                 -------------------------------------------------------------------------------------------------------------------
                 Auto Components             71,000   BorgWarner, Inc.                             3,665,656     3,579,820      1.1
                                             57,000  +Lear Corporation                             1,947,110     1,896,960      0.6
                                             76,900   Superior Industries International, Inc.      3,491,265     3,180,584      0.9
                                                                                                 -----------   -----------     ----
                                                                                                   9,104,031     8,657,364      2.6
                 -------------------------------------------------------------------------------------------------------------------
                 Banks                      121,000   Astoria Financial Corporation                3,452,273     3,285,150      1.0
                                            559,600   Brookline Bancorp, Inc.                      6,375,801     6,659,240      2.0
                                             84,000   Charter One Financial, Inc.                  2,341,015     2,413,320      0.8
                                            106,800   Dime Bancorp (Warrants) (a)                     25,315        12,816      0.0
                                             29,000   East West Bancorp, Inc.                      1,010,650     1,044,580      0.3
                                             11,500   North Fork Bancorporation                      430,404       388,010      0.1
                                            275,000   Sovereign Bancorp, Inc.                      3,517,033     3,863,750      1.2
                                             38,000   Zions Bancorporation                         1,993,581     1,489,600      0.4
                                                                                                 -----------   -----------     ----
                                                                                                  19,146,072    19,156,466      5.8
                 -------------------------------------------------------------------------------------------------------------------
                 Biotechnology               79,800  +Celgene Corporation                          1,321,080     1,710,912      0.5
                                            363,316  +Medarex, Inc.                                1,380,064     1,435,098      0.5
                                            220,400  +Protein Design Labs, Inc.                    2,198,165     1,864,584      0.5
                                                                                                 -----------   -----------     ----
                                                                                                   4,899,309     5,010,594      1.5
                 -------------------------------------------------------------------------------------------------------------------
                 Commercial Services        194,200  +Heidrick & Struggles International, Inc.     2,976,501     2,845,030      0.8
                 & Supplies
                 -------------------------------------------------------------------------------------------------------------------
                 Communications             137,900  +Advanced Fibre Communications, Inc.          2,121,831     2,298,793      0.7
                 Equipment                  197,700  +Turnstone Systems, Inc.                      1,311,301       533,790      0.2
                                                                                                 -----------   -----------     ----
                                                                                                   3,433,132     2,832,583      0.9
                 -------------------------------------------------------------------------------------------------------------------
                 Containers &               137,100  +Smurfit-Stone Container Corporation          1,838,631     2,108,598      0.7
                 Packaging
                 -------------------------------------------------------------------------------------------------------------------
                 Diversified Financials       1,900   Chicago Mercantile Exchange                     66,500        82,954      0.0
                 -------------------------------------------------------------------------------------------------------------------
                 Electric Utilities          99,400   Ameren Corporation                           3,985,841     4,132,058      1.2
                                            131,000   Cinergy Corp.                                4,080,299     4,417,320      1.3
                                            130,000   DQE, Inc.                                    1,755,000     1,981,200      0.7
                                             89,100   DTE Energy Company                           3,803,373     4,134,240      1.2
                                             71,500   FPL Group, Inc.                              4,032,943     4,299,295      1.3
                                             23,900   Hawaiian Electric Industries, Inc.           1,085,887     1,051,122      0.4
                                             61,700   Puget Energy, Inc.                           1,343,740     1,360,485      0.4
                                             35,700   WPS Resources Corporation                    1,340,680     1,385,874      0.4
                                                                                                 -----------   -----------     ----
                                                                                                  21,427,763    22,761,594      6.9
                 -------------------------------------------------------------------------------------------------------------------
                 Electronic Equipment &      32,700  +Optimal Robotics Corp. (Class A)               276,450       195,219      0.0
                 Instruments              1,086,600  +Sanmina-SCI Corporation                      4,001,544     4,846,236      1.5
                                                                                                 -----------   -----------     ----
                                                                                                   4,277,994     5,041,455      1.5
                 -------------------------------------------------------------------------------------------------------------------
                 Energy Equipment &          68,300   Helmerich & Payne, Inc.                      1,924,838     1,906,253      0.6
                 Service                    306,000  +Key Energy Services, Inc.                    2,683,016     2,744,820      0.8
                                            396,000  +Newpark Resources, Inc.                      1,771,595     1,722,600      0.5
                                             86,100  +Patterson-UTI Energy, Inc.                   2,275,970     2,595,915      0.8
                                                                                                 -----------   -----------     ----
                                                                                                   8,655,419     8,969,588      2.7
                 -------------------------------------------------------------------------------------------------------------------
                 Health Care                162,000  +Endocare, Inc.                               1,093,023       364,500      0.1
                 Equipment & Supplies
                 -------------------------------------------------------------------------------------------------------------------
                 Health Care Providers &     88,700  +Caremark Rx, Inc.                            1,536,941     1,441,375      0.5
                 Services                   441,200  +CryoLife, Inc.                               1,779,055     3,013,396      0.9
                                                                                                 -----------   -----------     ----
                                                                                                   3,315,996     4,454,771      1.4
                 -------------------------------------------------------------------------------------------------------------------
                 Hotels, Restaurants &      118,000  +AFC Enterprises, Inc.                        2,341,784     2,493,340      0.7
                 Leisure                     80,000  +Mandalay Resort Group                        1,628,859     2,448,800      0.8
                                             52,000   Starwood Hotels & Resorts Worldwide, Inc.    1,207,809     1,234,480      0.4
                                            193,000  +Wynn Resorts, Limited                        2,336,026     2,524,440      0.8
                                                                                                 -----------   -----------     ----
                                                                                                   7,514,478     8,701,060      2.7
                 -------------------------------------------------------------------------------------------------------------------
                 IT Consulting &             84,500  +SRA International, Inc. (Class A)            1,831,220     2,289,105      0.7
                 Services
                 -------------------------------------------------------------------------------------------------------------------
                 Insurance                   60,000   Everest Re Group, Ltd.                       3,247,800     3,318,000      1.0
                                             65,000   RenaissanceRe Holdings Ltd.                  2,447,422     2,574,000      0.8
                                                                                                 -----------   -----------     ----
                                                                                                   5,695,222     5,892,000      1.8
                 -------------------------------------------------------------------------------------------------------------------
                 Machinery                   54,000  +SPX Corporation                              2,777,324     2,022,300      0.6
                 -------------------------------------------------------------------------------------------------------------------
                 Media                      160,300   A.H. Belo Corporation (Class A)              3,154,946     3,417,596      1.1
                                            172,700  +Catalina Marketing Corporation               4,367,851     3,194,950      1.0
                                              3,100  +Emmis Communications Corporation (Class A)      57,080        64,573      0.0
                                            190,800  +Mediacom Communications Corporation            838,769     1,671,408      0.5
                                            186,000   Regal Entertainment Group (Class A)          3,553,722     3,984,120      1.2
                                                                                                 -----------   -----------     ----
                                                                                                  11,972,368    12,332,647      3.8
                 -------------------------------------------------------------------------------------------------------------------


                                      8 & 9

                     Merrill Lynch Global SmallCap Fund, Inc., December 31, 2002

SCHEDULE OF INVESTMENTS (continued)                            (in U.S. dollars)

NORTH AMERICA                                Shares                                                                       Percent of
(concluded)      Industry++                    Held               Investments                         Cost         Value  Net Assets
====================================================================================================================================
United States    Metals & Mining            112,800  +AK Steel Holding Corporation                $  914,312    $  902,400      0.3%
(concluded)                                  33,400   Newmont Mining Corporation                     973,802       969,602      0.3
                                                                                                  ----------    ----------     ----
                                                                                                   1,888,114     1,872,002      0.6
                 -------------------------------------------------------------------------------------------------------------------
                 Multi-Utilities &           95,700  +Calpine Corporation                            887,320       311,982      0.1
                 Unregulated Power          140,000   Energy East Corporation                      2,962,363     3,092,600      0.9
                                             62,400   Vectren Corporation                          1,327,152     1,435,200      0.5
                                                                                                  ----------    ----------     ----
                                                                                                   5,176,835     4,839,782      1.5
                 -------------------------------------------------------------------------------------------------------------------
                 Multiline Retail            27,200  +Tuesday Morning Corporation                    416,176       465,120      0.2
                 -------------------------------------------------------------------------------------------------------------------
                 Oil & Gas                  388,500   Chesapeake Energy Corporation                2,517,931     3,006,990      0.9
                                             45,900   EOG Resources, Inc.                          1,730,533     1,832,328      0.6
                                             32,800  +Pioneer Natural Resources Company              862,606       828,200      0.3
                                             98,800   St. Mary Land & Exploration Company          2,508,964     2,470,000      0.7
                                             33,800   Teekay Shipping Corporation                  1,280,719     1,375,660      0.4
                                            142,400   Vintage Petroleum, Inc.                      1,468,761     1,502,320      0.4
                                                                                                  ----------    ----------     ----
                                                                                                  10,369,514    11,015,498      3.3
                 -------------------------------------------------------------------------------------------------------------------
                 Pharmaceuticals            127,900  +SFBC International, Inc.                     1,899,155     1,619,214      0.5
                                            168,300  +SICOR Inc.                                   2,612,184     2,667,555      0.8
                                                130  +VIVUS, Inc.                                        555           468      0.0
                                                                                                  ----------    ----------     ----
                                                                                                   4,511,894     4,287,237      1.3
                 -------------------------------------------------------------------------------------------------------------------
                 Semiconductor               22,500  +Cabot Microelectronics Corporation           1,128,451     1,063,800      0.3
                 Equipment &
                 Products
                 -------------------------------------------------------------------------------------------------------------------
                 Software                   223,400  +Take-Two Interactive Software, Inc.          3,805,055     5,240,964      1.6
                 -------------------------------------------------------------------------------------------------------------------
                 Specialty Retail           150,000  +Abercrombie & Fitch Co. (Class A)            2,757,880     3,069,000      1.0
                                             55,100  +GameStop Corporation                           997,907       539,980      0.1
                                            183,000   The Limited, Inc.                            2,311,141     2,549,190      0.8
                                                                                                  ----------    ----------     ----
                                                                                                   6,066,928     6,158,170      1.9
                 -------------------------------------------------------------------------------------------------------------------
                 Textiles, Apparel &        139,000  +Polo Ralph Lauren Corporation                3,306,650     3,024,640      0.9
                 Luxury Goods
                 -------------------------------------------------------------------------------------------------------------------
                 Tobacco                    120,500   UST Inc.                                     3,802,404     4,028,315      1.2
                 -------------------------------------------------------------------------------------------------------------------
                 Trading Companies &         35,700   Genuine Parts Company                        1,090,716     1,099,560      0.4
                 Distributors
                 -------------------------------------------------------------------------------------------------------------------
                 Wireless                   190,200  +American Tower Corporation (Class A)           424,641       671,406      0.2
                 Telecommunication          479,200  +Crown Castle International Corp.             1,198,000     1,797,000      0.5
                 Services                   201,800  +RF Micro Devices, Inc.                       1,476,611     1,475,158      0.5
                                            138,300  +Western Wireless Corporation (Class A)         323,098       732,990      0.2
                                                                                                  ----------    ----------     ----
                                                                                                   3,422,350     4,676,554      1.4
====================================================================================================================================
                                                      Total Investments in the United States     158,799,201   164,056,033     49.9
====================================================================================================================================
                                                      Total Investments in North America         170,722,020   176,292,460     53.6
====================================================================================================================================
PACIFIC BASIN
====================================================================================================================================
Australia        Containers & Packaging     359,341   Amcor Limited                                1,617,721     1,717,908      0.5
                 -------------------------------------------------------------------------------------------------------------------
                 Gas Utilities              564,500   Australian Gas Light Company Limited         3,219,086     3,350,349      1.0
                 -------------------------------------------------------------------------------------------------------------------
                                                      Total Investments in Australia               4,836,807     5,068,257      1.5
====================================================================================================================================
China            Automobiles                103,000   Brilliance China Automotive Holdings
                                                      Limited (ADR)*                               1,879,450     1,848,850      0.6
                                          5,744,000   Qingling Motor Company 'H'                     583,925       662,905      0.2
                 -------------------------------------------------------------------------------------------------------------------
                                                      Total Investments in China                   2,463,375     2,511,755      0.8
====================================================================================================================================
Hong Kong        Airlines                 5,156,000   China Southern Airlines Company Limited 'H'  1,923,265     1,404,968      0.4
                 -------------------------------------------------------------------------------------------------------------------
                 Chemicals                6,392,200   Sinopec Shanghai Petrochemical Company
                                                      Limited                                        813,293       967,224      0.3
                 -------------------------------------------------------------------------------------------------------------------
                 Electric Utilities       1,200,700   CLP Holdings Limited                         4,870,467     4,834,579      1.5
                                          1,182,000   Hongkong Electric Holdings Limited           4,824,426     4,478,880      1.3
                                                                                                  ----------    ----------     ----
                                                                                                   9,694,893     9,313,459      2.8
                 -------------------------------------------------------------------------------------------------------------------
                 Gas Utilities            3,048,000   Hong Kong and China Gas Company Ltd.         4,204,807     3,928,037      1.2
                 -------------------------------------------------------------------------------------------------------------------
                 Media                    6,122,500  +Clear Media Limited                          3,847,562     3,140,388      1.0
                 -------------------------------------------------------------------------------------------------------------------
                 Real Estate             13,182,000  +China Resources Beijing Land Limited         2,663,585     1,352,277      0.4
                 -------------------------------------------------------------------------------------------------------------------
                                                      Total Investments in Hong Kong              23,147,405    20,106,353      6.1
====================================================================================================================================
India            Banks                      253,700   HDFC Bank Ltd. (ADR)*                        3,583,637     3,414,802      1.0
                 -------------------------------------------------------------------------------------------------------------------
                 Diversified Financials     123,375   ICICI Bank Limited (ADR)*                      736,123       801,938      0.3
                 -------------------------------------------------------------------------------------------------------------------
                                                      Total Investments in India                   4,319,760     4,216,740      1.3
====================================================================================================================================
Indonesia        Food Products           21,055,700   PT Indofood Sukses Makmur Tbk                2,311,416     1,411,555      0.4
                 -------------------------------------------------------------------------------------------------------------------
                 Media                   21,916,000   PT Surya Citra Media Tbk                     2,282,753     1,285,575      0.4
                 -------------------------------------------------------------------------------------------------------------------
                 Tobacco                    787,400   PT Gudang Garam Tbk                            693,427       730,215      0.2
                                          4,503,000   PT Hanjaya Mandala Sampoerna Tbk             1,285,757     1,861,575      0.6
                                                                                                  ----------    ----------     ----
                                                                                                   1,979,184     2,591,790      0.8
                 -------------------------------------------------------------------------------------------------------------------
                                                      Total Investments in Indonesia               6,573,353     5,288,920      1.6
====================================================================================================================================


                                     10 & 11

                     Merrill Lynch Global SmallCap Fund, Inc., December 31, 2002

SCHEDULE OF INVESTMENTS (concluded)                            (in U.S. dollars)

PACIFIC BASIN                               Shares                                                                        Percent of
(concluded)    Industry++                     Held                Investments                         Cost        Value   Net Assets
====================================================================================================================================
Japan          Beverages                     42,000   ITO EN, Ltd.                              $  1,477,984  $  1,422,769      0.5%
               ---------------------------------------------------------------------------------------------------------------------
               Chemicals                    797,000   Nippon Paint Co., Ltd.                       1,802,174     1,967,818      0.6
                                            275,000   Nippon Shokubai Co., Ltd.                    1,141,566     1,156,358      0.3
                                                                                                ------------   -----------    -----
                                                                                                   2,943,740     3,124,176      0.9
               ---------------------------------------------------------------------------------------------------------------------
               Commercial Services &          2,600   Drake Beam Morin-Japan Inc.                     76,698        94,211      0.0
               Supplies
               ---------------------------------------------------------------------------------------------------------------------
               Distributors                 161,000   IMPACT 21 Co., Ltd.                          1,798,246     1,811,199      0.5
               ---------------------------------------------------------------------------------------------------------------------
               Health Care                   24,900   Nipro Corporation                              328,793       398,669      0.1
               Equipment & Supplies
               ---------------------------------------------------------------------------------------------------------------------
               Health Care Providers &      137,800   Suzuken Co., Ltd.                            2,970,958     3,321,042      1.0
               Services
               ---------------------------------------------------------------------------------------------------------------------
               Hotels, Restaurants &          1,500   ROUND ONE Corporation                        2,519,351     1,744,333      0.5
               Leisure
               ---------------------------------------------------------------------------------------------------------------------
               Household Products           270,000   Rohto Pharmaceutical Co., Ltd.               2,160,756     1,870,228      0.6
               ---------------------------------------------------------------------------------------------------------------------
               Machinery                    175,000   Aica Kogyo Company, Limited                  1,067,926     1,117,806      0.4
               ---------------------------------------------------------------------------------------------------------------------
               Real Estate                      530   Japan Real Estate Investment Corporation     2,363,600     2,697,565      0.8
                                                650   Office Building Fund of Japan Incorporated   2,911,258     3,406,927      1.1
                                                                                                ------------   -----------    -----
                                                                                                   5,274,858     6,104,492      1.9
               ---------------------------------------------------------------------------------------------------------------------
               Specialty Retail              64,800   Yamada Denki Co. Ltd.                        1,909,942     1,367,860      0.4
               ---------------------------------------------------------------------------------------------------------------------
                                                      Total Investments in Japan                  22,529,252    22,376,785      6.8
====================================================================================================================================
Philippines    Diversified                  155,300  +Philippine Long Distance Telephone Company   1,698,598       785,445      0.2
               Telecommunication
               Services
               ---------------------------------------------------------------------------------------------------------------------
                                                      Total Investments in the Philippines         1,698,598       785,445      0.2
====================================================================================================================================
Taiwan         Diversified Financials     3,860,325  +Masterlink Securities Corp.                  1,499,422     1,115,797      0.4
               ---------------------------------------------------------------------------------------------------------------------
                                                      Total Investments in Taiwan                  1,499,422     1,115,797      0.4
====================================================================================================================================
                                                      Total Investments in the Pacific Basin      67,067,972    61,470,052     18.7
====================================================================================================================================

SHORT-TERM                              Face Amount/
SECURITIES                          Partnership Interest                Issue
====================================================================================================================================
               U.S. Government                        U.S. Treasury Bills:
               Agency Obligations**   US$ 4,800,000      1.20% due 2/20/2003                       4,792,000     4,792,550      1.4
                                            200,000      1.21% due 2/27/2003                         199,617       199,645      0.1
                                                                                                ------------   -----------    -----
                                                                                                   4,991,617     4,992,195      1.5
               ---------------------------------------------------------------------------------------------------------------------
                                         12,463,953   Merrill Lynch Liquidity Series, LLC Cash
                                                      Sweep Series I (b)                          12,463,953    12,463,953      3.8
               ---------------------------------------------------------------------------------------------------------------------
                                                      Total Investments in Short-Term Securities  17,455,570    17,456,148      5.3
====================================================================================================================================
               Total Investments                                                                $331,719,862   322,830,962     98.2
                                                                                                ============
               Short Sales (Proceeds--$3,152,318)***                                                            (2,891,490)    (0.9)

               Other Assets Less Liabilities                                                                     8,930,511      2.7
                                                                                                              ------------    -----
               Net Assets                                                                                     $328,869,983    100.0%
                                                                                                              ============    =====
====================================================================================================================================

+     Non-income producing security.
++ For Fund compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.
*     American Depositary Receipts (ADR).
** Certain U.S. Government Agency Obligations are traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Fund.
***   Covered short sales entered into December 31, 2002 were as follows:

      --------------------------------------------------------------------------
      Shares                       Issue                                Value
      --------------------------------------------------------------------------
      36,000            Arkansas Best Corporation                   $  (935,640)
      27,000            Roadway Corporation                            (997,110)
      38,000            Yellow Corporation                             (958,740)
      --------------------------------------------------------------------------
      Total (Proceeds--$3,152,318)                                  $(2,891,490)
                                                                    ===========
      --------------------------------------------------------------------------
(a) Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.
(b) Investments in companies considered to be an affiliate of the Fund (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) are as follows:

      --------------------------------------------------------------------------
                                            Net               Net       Interest
      Affiliate                          Activity            Cost        Income
      --------------------------------------------------------------------------
      Merrill Lynch Liquidity Series,
      LLC Cash Sweep Series I           $12,463,953      $12,463,953    $40,532
      --------------------------------------------------------------------------
(c)   The rights may be exercised until 1/10/2003.

See Notes to Financial Statements.


                                    12 & 13

                     Merrill Lynch Global SmallCap Fund, Inc., December 31, 2002

STATEMENT OF ASSETS AND LIABILITIES

                    As of December 31, 2002
===================================================================================================================================
Assets:             Investments, at value (including securities loaned of $32,262,800)
                    (identified cost--$331,719,862) ................................................                  $ 322,830,962
                    Investments held as collateral for loaned securities, at value .................                     34,883,137
                    Cash ...........................................................................                        900,124
                    Foreign cash (cost--$7,778,577) ................................................                      7,768,044
                    Receivables:
                      Short sales ..................................................................   $   3,152,317
                      Securities sold ..............................................................       2,215,867
                      Capital shares sold ..........................................................       1,014,243
                      Dividends ....................................................................         687,872
                      Interest .....................................................................          26,907
                      Loaned securities income .....................................................           8,476      7,105,682
                                                                                                       -------------
                    Prepaid registration fees and other assets .....................................                         49,170
                                                                                                                      -------------
                    Total assets ...................................................................                    373,537,119
                                                                                                                      -------------
===================================================================================================================================
Liabilities:        Collateral on securities loaned, at value ......................................                     34,883,137
                    Common stocks sold short, at market value (proceeds--$3,152,318) ...............                      2,891,490
                    Payables:
                      Securities purchased .........................................................       5,437,544
                      Capital shares redeemed ......................................................         958,417
                      Investment adviser ...........................................................         245,128
                      Distributor ..................................................................         156,099      6,797,188
                                                                                                       -------------
                    Accrued expenses ...............................................................                         95,321
                                                                                                                      -------------
                    Total liabilities ..............................................................                     44,667,136
                                                                                                                      -------------
===================================================================================================================================
Net Assets:         Net assets .....................................................................                  $ 328,869,983
                                                                                                                      =============
===================================================================================================================================
Net Assets          Class A Common Stock, $.10 par value, 100,000,000 shares authorized ............                  $     646,818
Consist of:         Class B Common Stock, $.10 par value, 100,000,000 shares authorized ............                        648,273
                    Class C Common Stock, $.10 par value, 100,000,000 shares authorized ............                        505,023
                    Class D Common Stock, $.10 par value, 100,000,000 shares authorized ............                        561,064
                    Paid-in capital in excess of par ...............................................                    408,259,034
                    Accumulated investment loss--net ...............................................   $  (1,190,526)
                    Accumulated realized capital losses on investments and foreign
                    currency transactions--net .....................................................     (71,931,788)
                    Unrealized depreciation on investments and foreign currency transactions--net ..      (8,627,915)
                                                                                                       -------------
                    Total accumulated losses--net ..................................................                    (81,750,229)
                                                                                                                      -------------
                    Net assets .....................................................................                  $ 328,869,983
                                                                                                                      =============
===================================================================================================================================
Net Asset           Class A--Based on net assets of $91,785,548 and 6,468,182 shares outstanding ...                  $       14.19
Value:                                                                                                                =============
                    Class B--Based on net assets of $89,418,041 and 6,482,732 shares outstanding ...                  $       13.79
                                                                                                                      =============
                    Class C--Based on net assets of $68,672,032 and 5,050,227 shares outstanding ...                  $       13.60
                                                                                                                      =============
                    Class D--Based on net assets of $78,994,362 and 5,610,642 shares outstanding ...                  $       14.08
                                                                                                                      =============
===================================================================================================================================

      See Notes to Financial Statements.

STATEMENT OF OPERATIONS

                    For the Six Months Ended December 31, 2002
===================================================================================================================================
Investment          Dividends (net of $89,285 foreign withholding tax) ...........................                   $    1,700,105
Income:             Interest .....................................................................                          197,082
                    Securities lending--net ......................................................                           42,424
                                                                                                                     --------------
                    Total income .................................................................                        1,939,611
                                                                                                                     --------------
===================================================================================================================================
Expenses:           Investment advisory fees .....................................................   $  1,409,714
                    Account maintenance and distribution fees--Class B ...........................        494,616
                    Account maintenance and distribution fees--Class C ...........................        342,239
                    Transfer agent fees--Class B .................................................        141,719
                    Transfer agent fees--Class A .................................................        113,996
                    Transfer agent fees--Class C .................................................        101,396
                    Custodian fees ...............................................................         94,397
                    Transfer agent fees--Class D .................................................         90,273
                    Account maintenance fees--Class D ............................................         90,200
                    Accounting services ..........................................................         77,206
                    Printing and shareholder reports .............................................         48,160
                    Professional fees ............................................................         44,468
                    Registration fees ............................................................         35,952
                    Directors' fees and expenses .................................................         25,509
                    Pricing fees .................................................................          3,557
                    Other ........................................................................         18,353
                                                                                                     ------------
                    Total expenses ...............................................................                        3,131,755
                                                                                                                     --------------
                    Investment loss--net .........................................................                       (1,192,144)
                                                                                                                     --------------
===================================================================================================================================
Realized &          Realized gain (loss) from:
Unrealized Gain       Investments--net ...........................................................    (48,504,858)
(Loss) on             Foreign currency transactions--net .........................................      1,399,916       (47,104,942)
Investments &                                                                                        ------------
Foreign Currency    Change in unrealized appreciation/depreciation on:
Transactions--Net:    Investments--net ...........................................................     (4,507,513)
                      Foreign currency transactions--net .........................................       (359,579)       (4,867,092)
                                                                                                     ------------    --------------
                    Total realized and unrealized loss on investments and foreign currency
                    transactions--net ............................................................                      (51,972,034)
                                                                                                                     --------------
                    Net Decrease in Net Assets Resulting from Operations .........................                   $  (53,164,178)
                                                                                                                     ==============
===================================================================================================================================

      See Notes to Financial Statements.


                                    14 & 15

                     Merrill Lynch Global SmallCap Fund, Inc., December 31, 2002

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                   For the Six        For the
                                                                                                   Months Ended      Year Ended
                                                                                                   December 31,       June 30,
                         Increase (Decrease) in Net Assets:                                            2002             2002
================================================================================================================================
Operations:              Investment loss--net ..............................................      $  (1,192,144)   $    (759,577)
                         Realized loss on investments and foreign currency transactions--net        (47,104,942)      (7,684,620)
                         Change in unrealized appreciation/depreciation on investments and
                         foreign currency transactions--net ................................         (4,867,092)     (22,057,382)
                                                                                                  -------------    -------------
                         Net decrease in net assets resulting from operations ..............        (53,164,178)     (30,501,579)
                                                                                                  -------------    -------------
================================================================================================================================
Dividends &              Investment income--net:
Distributions to           Class A .........................................................                 --       (1,491,909)
Shareholders:              Class B .........................................................                 --       (1,411,903)
                           Class C .........................................................                 --         (589,281)
                           Class D .........................................................                 --       (1,088,500)
                         Realized gain on investments--net:
                           Class A .........................................................                 --          (60,558)
                           Class B .........................................................                 --         (106,728)
                           Class C .........................................................                 --          (37,227)
                           Class D .........................................................                 --          (47,978)
                                                                                                  -------------    -------------
                         Net decrease in net assets resulting from dividends and
                         distributions to shareholders .....................................                 --       (4,834,084)
                                                                                                  -------------    -------------
================================================================================================================================
Capital Share            Net increase in net assets derived from capital share transactions          19,044,725      101,711,232
Transactions:                                                                                     -------------    -------------
================================================================================================================================
Net Assets:              Total increase (decrease) in net assets ...........................        (34,119,453)      66,375,569
                         Beginning of period ...............................................        362,989,436      296,613,867
                                                                                                  -------------    -------------
                         End of period* ....................................................      $ 328,869,983    $ 362,989,436
                                                                                                  =============    =============
================================================================================================================================
                        *Undistributed (accumulated) investment income (loss)--net ........       $  (1,190,526)   $       1,618
                                                                                                  =============    =============
================================================================================================================================

      See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

                                                                                                   Class A
                    The following per share data and ratios have been   ----------------------------------------------------------
                    derived from information provided in the financial   For the Six
                    statements.                                         Months Ended          For the Year Ended June 30,
                                                                         December 31,  -------------------------------------------
                    Increase (Decrease) in Net Asset Value:                 2002         2002        2001        2000       1999
==================================================================================================================================
Per Share           Net asset value, beginning of period .............    $  16.55     $  18.33    $  19.84    $  10.46   $   9.45
Operating                                                                 --------     --------    --------    --------   --------
Performance:        Investment income (loss)--net+ ...................        (.01)         .07         .08         .02       (.06)
                    Realized and unrealized gain (loss) on investments
                    and foreign currency transactions--net ...........       (2.35)       (1.46)       (.77)       9.36       1.26
                                                                          --------     --------    --------    --------   --------
                    Total from investment operations .................       (2.36)       (1.39)       (.69)       9.38       1.20
                                                                          --------     --------    --------    --------   --------
                    Less dividends and distributions:
                      Investment income--net .........................          --         (.37)         --          --       (.19)
                      Realized gain on investments--net ..............          --         (.02)       (.66)         --         --
                      In excess of realized gain on investments--net .          --           --        (.16)         --         --
                                                                          --------     --------    --------    --------   --------
                    Total dividends and distributions ................          --         (.39)       (.82)         --       (.19)
                                                                          --------     --------    --------    --------   --------
                    Net asset value, end of period ...................    $  14.19     $  16.55    $  18.33    $  19.84   $  10.46
                                                                          ========     ========    ========    ========   ========
==================================================================================================================================
Total Investment    Based on net asset value per share ...............      (14.26%)++    (7.73%)     (3.60%)     89.67%     13.24%
Return:**                                                                 ========     ========    ========    ========   ========
==================================================================================================================================
Ratios to           Expenses .........................................        1.31%*       1.26%       1.28%       1.32%      2.10%
Average                                                                   ========     ========    ========    ========   ========
Net Assets:         Investment income (loss)--net ....................        (.14%)*       .40%        .42%        .12%      (.68%)
                                                                          ========     ========    ========    ========   ========
==================================================================================================================================
Supplemental        Net assets, end of period (in thousands) .........    $ 91,786     $ 94,018    $ 71,194    $ 38,039   $  4,239
Data:                                                                     ========     ========    ========    ========   ========
                    Portfolio turnover ...............................       80.98%      138.22%     179.58%     215.09%    228.19%
                                                                          ========     ========    ========    ========   ========
==================================================================================================================================

*     Annualized.
**    Total investment returns exclude the effects of sales charges.
+     Based on average shares outstanding.
++    Aggregate total investment return.

      See Notes to Financial Statements.


                                     16 & 17

                     Merrill Lynch Global SmallCap Fund, Inc., December 31, 2002

                                                                                                Class B
                   The following per share data and ratios have       ------------------------------------------------------------
                   been derived from information provided in the       For the Six
                   financial statements.                              Months Ended            For the Year Ended June 30,
                                                                       December 31, ----------------------------------------------
                   Increase (Decrease) in Net Asset Value:                2002         2002        2001         2000        1999
==================================================================================================================================
Per Share          Net asset value, beginning of period .............  $   16.17    $   17.93   $   19.51    $   10.39   $    9.28
Operating                                                              ---------    ---------   ---------    ---------   ---------
Performance:       Investment loss--net+ ............................       (.08)        (.12)       (.12)        (.19)       (.15)
                   Realized and unrealized gain (loss) on investments
                   and foreign currency transactions--net ...........      (2.30)       (1.42)       (.75)        9.31        1.26
                                                                       ---------    ---------   ---------    ---------   ---------
                   Total from investment operations .................      (2.38)       (1.54)       (.87)        9.12        1.11
                                                                       ---------    ---------   ---------    ---------   ---------
                   Less dividends and distributions:
                     Investment income--net .........................         --         (.20)         --           --          --++
                     Realized gain on investments--net ..............         --         (.02)       (.58)          --          --
                     In excess of realized gain on investments--net .         --           --        (.13)          --          --
                                                                       ---------    ---------   ---------    ---------   ---------
                   Total dividends and distributions ................         --         (.22)       (.71)          --          --
                                                                       ---------    ---------   ---------    ---------   ---------
                   Net asset value, end of period ...................  $   13.79    $   16.17   $   17.93    $   19.51   $   10.39
                                                                       =========    =========   =========    =========   =========
==================================================================================================================================
Total Investment   Based on net asset value per share ...............     (14.72%)@     (8.70%)     (4.57%)      87.78%      12.01%
Return:**                                                              =========    =========   =========    =========   =========
==================================================================================================================================
Ratios to          Expenses .........................................       2.34%*       2.29%       2.30%        2.43%       3.16%
Average                                                                =========    =========   =========    =========   =========
Net Assets:        Investment loss--net .............................      (1.19%)*      (.71%)      (.64%)      (1.16%)     (1.74%)
                                                                       =========    =========   =========    =========   =========
==================================================================================================================================
Supplemental       Net assets, end of period (in thousands) .........  $  89,418    $ 125,895   $ 127,867    $  97,975   $  34,320
Data:                                                                  =========    =========   =========    =========   =========
                   Portfolio turnover ...............................      80.98%      138.22%     179.58%      215.09%     228.19%
                                                                       =========    =========   =========    =========   =========
==================================================================================================================================

*     Annualized.
**    Total investment returns exclude the effects of sales charges.
+     Based on average shares outstanding.
++    Amount is less than $.01 per share.
@     Aggregate total investment return.

      See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (continued)

                                                                                                  Class C
                   The following per share data and ratios have      -------------------------------------------------------------
                   been derived from information provided in the      For the Six
                   financial statements.                             Months Ended            For the Year Ended June 30,
                                                                      December 31,  ----------------------------------------------
                   Increase (Decrease) in Net Asset Value:                2002         2002        2001         2000        1999
==================================================================================================================================
Per Share          Net asset value, beginning of period .............  $   15.94    $   17.72   $   19.34    $   10.30   $    9.25
Operating                                                              ---------    ---------   ---------    ---------   ---------
Performance:       Investment loss--net+ ............................       (.08)        (.09)       (.11)        (.15)       (.15)
                   Realized and unrealized gain (loss) on investments
                   and foreign currency transactions--net ...........      (2.26)       (1.43)       (.75)        9.19        1.25
                                                                       ---------    ---------   ---------    ---------   ---------
                   Total from investment operations .................      (2.34)       (1.52)       (.86)        9.04        1.10
                                                                       ---------    ---------   ---------    ---------   ---------
                   Less dividends and distributions:
                     Investment income--net .........................         --         (.24)         --           --        (.05)
                     Realized gain on investments--net ..............         --         (.02)       (.62)          --          --
                     In excess of realized gain on investments--net .         --           --        (.14)          --          --
                                                                       ---------    ---------   ---------    ---------   ---------
                   Total dividends and distributions ................         --         (.26)       (.76)          --        (.05)
                                                                       ---------    ---------   ---------    ---------   ---------
                   Net asset value, end of period ...................  $   13.60    $   15.94   $   17.72    $   19.34   $   10.30
                                                                       =========    =========   =========    =========   =========
==================================================================================================================================
Total Investment   Based on net asset value per share ...............     (14.68%)++    (8.71%)     (4.57%)      87.77%      12.08%
Return:**                                                              =========    =========   =========    =========   =========
==================================================================================================================================
Ratios to          Expenses .........................................       2.35%*       2.30%       2.32%        2.35%       3.17%
Average                                                                =========    =========   =========    =========   =========
Net Assets:        Investment loss--net .............................      (1.18%)*      (.57%)      (.61%)       (.89%)     (1.76%)
                                                                       =========    =========   =========    =========   =========
==================================================================================================================================
Supplemental       Net assets, end of period (in thousands) .........  $  68,672    $  73,731   $  41,920    $  19,511   $   2,623
Data:                                                                  =========    =========   =========    =========   =========
                   Portfolio turnover ...............................      80.98%      138.22%     179.58%      215.09%     228.19%
                                                                       =========    =========   =========    =========   =========
==================================================================================================================================


*     Annualized.
**    Total investment returns exclude the effects of sales charges.
+     Based on average shares outstanding.
++    Aggregate total investment return.

      See Notes to Financial Statements.


                                     18 & 19

                     Merrill Lynch Global SmallCap Fund, Inc., December 31, 2002

FINANCIAL HIGHLIGHTS (concluded)

                                                                                                  Class D
                   The following per share data and ratios have       ------------------------------------------------------------
                   been derived from information provided in the      For the Six
                   financial statements.                              Months Ended            For the Year Ended June 30,
                                                                      December 31,  ----------------------------------------------
                   Increase (Decrease) in Net Asset Value:                2002         2002         2001        2000        1999
=================================================================================================================================
Per Share          Net asset value, beginning of period .............  $   16.44    $   18.23    $   19.76   $   10.44   $    9.41
Operating                                                              ---------    ---------    ---------   ---------   ---------
Performance:       Investment income (loss)--net+ ...................       (.03)         .02          .03        (.05)       (.08)
                   Realized and unrealized gain (loss) on investments
                   and foreign currency transactions--net ...........      (2.33)       (1.45)        (.77)       9.37        1.25
                                                                       ---------    ---------    ---------   ---------   ---------
                   Total from investment operations .................      (2.36)       (1.43)        (.74)       9.32        1.17
                                                                       ---------    ---------    ---------   ---------   ---------
                   Less dividends and distributions:
                     Investment income--net .........................         --         (.34)          --          --        (.14)
                     Realized gain on investments--net ..............         --         (.02)        (.64)         --          --
                     In excess of realized gain on investments--net .         --           --         (.15)         --          --
                                                                       ---------    ---------    ---------   ---------   ---------
                   Total dividends and distributions ................         --         (.36)        (.79)         --        (.14)
                                                                       ---------    ---------    ---------   ---------   ---------
                   Net asset value, end of period ...................  $   14.08    $   16.44    $   18.23   $   19.76   $   10.44
                                                                       =========    =========    =========   =========   =========
=================================================================================================================================
Total Investment   Based on net asset value per share ...............     (14.36%)++    (7.98%)      (3.83%)     89.27%      12.91%
Return:**                                                              =========    =========    =========   =========   =========
=================================================================================================================================
Ratios to          Expenses .........................................       1.57%*       1.51%        1.54%       1.64%       2.36%
Average                                                                =========    =========    =========   =========   =========
Net Assets:        Investment income (loss)--net ....................       (.37%)*       .12%         .16%       (.32%)      (.92%)
                                                                       =========    =========    =========   =========   =========
=================================================================================================================================
Supplemental       Net assets, end of period (in thousands) .........  $  78,994    $  69,345    $  55,633   $  26,906   $   7,202
Data:                                                                  =========    =========    =========   =========   =========
                   Portfolio turnover ...............................      80.98%      138.22%      179.58%     215.09%     228.19%
                                                                       =========    =========    =========   =========   =========
=================================================================================================================================


*     Annualized.
**    Total investment returns exclude the effects of sales charges.
+     Based on average shares outstanding.
++    Aggregate total investment return.

      See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

Merrill Lynch Global SmallCap Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The Fund offers four classes of shares under the Merrill Lynch Select Pricing(SM) System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments and foreign currency transactions are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Portfolio securities that are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market value quotations are not available are valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

(b) Repurchase agreements -- The Fund invests in U.S. government securities pursuant to repurchase agreements. Under such agreements, the counterparty agrees to repurchase the security at a mutually agreed upon time and price. The Fund takes possession of the underlying securities, marks to market such securities and, if necessary, receives additions to such securities daily to ensure that the contract is fully collateralized. If the seller defaults and the fair value of the collateral declines, liquidation of the collateral by the Fund may be delayed or limited.

(c) Derivative financial instruments -- The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Forward foreign exchange contracts -- The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio


                                     20 & 21

                     Merrill Lynch Global SmallCap Fund, Inc., December 31, 2002 positions. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

o Foreign currency options and futures -- The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar-denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

o Options -- The Fund is authorized to purchase and write call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

o Financial futures contracts -- The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(d) Foreign currency transactions -- Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(e) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(f) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest is recognized on the accrual basis.

(g) Prepaid registration fees -- Prepaid registration fees are charged to expense as the related shares are issued.

(h) Dividends and distributions -- Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(i) Short sales -- When the Fund engages in a short sale, an amount equal to the proceeds received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the market value of the short sale. The Fund maintains a segregated account of securities as collateral for the short sales. The Fund is exposed to market risk based on the amount, if any, that the market value of the stock exceeds the market value of the securities in the segregated account.

(j) Securities lending -- The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLIM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee of ..85%, on an annual basis, of the average daily net assets of the Fund. MLIM has entered into a Sub-Advisory Agreement with Merrill Lynch Asset Management U.K., Ltd. ("MLAM U.K."), an affiliate of MLIM, pursuant to which MLIM pays MLAM U.K. a fee in an amount to be determined from time to time by MLIM and MLAM U.K. but in no event in excess of the amount that MLIM actually receives. For the six months ended December 31, 2002, MLIM paid MLAM U.K. a fee of $327,438 pursuant to such Agreement.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

--------------------------------------------------------------------------------
                                                      Account       Distribution
                                                  Maintenance Fee       Fee
--------------------------------------------------------------------------------
Class B ................................               .25%             .75%
Class C ................................               .25%             .75%
Class D ................................               .25%              --
--------------------------------------------------------------------------------

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing


                                    22 & 23

                     Merrill Lynch Global SmallCap Fund, Inc., December 31, 2002 shareholder and distribution-related services to Class B and Class C shareholders.

For the six months ended December 31, 2002, FAMD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:

--------------------------------------------------------------------------------
                                                     FAMD                MLPF&S
--------------------------------------------------------------------------------
Class A ............................               $    57               $   894
Class D ............................               $ 3,746               $57,407
--------------------------------------------------------------------------------

For the six months ended December 31, 2002, MLPF&S received contingent deferred sales charges of $128,954 and $20,349 relating to transactions in Class B and Class C Shares, respectively. Furthermore, MLPF&S received contingent deferred sales charges of $342 relating to transactions subject to front-end sales charge waivers in Class D Shares.

The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to MLPF&S or its affiliates. As of December 31, 2002, the Fund lent securities with a value of $6,320,966 to MLPF&S or its affiliates. Pursuant to that order, the Fund also has retained Merrill Lynch Investment Advisors, LLC ("MLIA"), an affiliate of MLIM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIA may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIA or in registered money market funds advised by MLIM or its affiliates. As of December 31, 2002, cash collateral of $18,488,064 was invested in the Money Market Series of the Merrill Lynch Liquidity Series, LLC and $16,395,073 was invested in the Merrill Lynch Premier Institutional Fund. For the six months ended December 31, 2002, MLIA received $18,329 in securities lending agent fees.

In addition, MLPF&S received $122,017 in commissions on the execution of portfolio security transactions for the Fund for the six months ended December 31, 2002.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

For the six months ended December 31, 2002, the Fund reimbursed MLIM $3,584 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of MLIM, PSI, MLAM U.K., FAMD, FDS and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended December 31, 2002 were $265,420,531 and $242,289,302, respectively.

Net realized gains (losses) for the six months ended December 31, 2002 and net unrealized gains (losses) as of December 31, 2002 were as follows:

--------------------------------------------------------------------------------
                                                   Realized         Unrealized
                                                Gains (Losses)    Gains (Losses)
--------------------------------------------------------------------------------
Investments:
   Long-term .............................      $(47,196,376)      $ (8,888,900)
   Short-term ............................               251                 --
   Short sales ...........................                --            260,828
   Financial futures contracts ...........        (1,308,733)                --
                                                ------------       ------------
Total investments ........................       (48,504,858)        (8,628,072)
                                                ------------       ------------
Currency transactions:
   Foreign currency transactions .........         1,399,916                157
                                                ------------       ------------
Total currency transactions ..............         1,399,916                157
                                                ------------       ------------
Total ....................................      $(47,104,942)      $ (8,627,915)
                                                ============       ============
--------------------------------------------------------------------------------

As of December 31, 2002, net unrealized depreciation for Federal income tax purposes aggregated $10,308,083, of which $20,003,015 related to appreciated securities and $30,311,098 related to depreciated securities. The aggregate cost of investments at December 31, 2002 for Federal income tax purposes was $333,139,045.

4. Capital Share Transactions:

Net increase in net assets derived from capital share transactions was $19,044,725 and $101,711,232 for the six months ended December 31, 2002 and the year ended June 30, 2002, respectively.

Transactions in capital shares for each class were as follows:

--------------------------------------------------------------------------------
Class A Shares for the Six Months                                      Dollar
Ended December 31, 2002                             Shares             Amount
--------------------------------------------------------------------------------
Shares sold ..............................         1,798,935       $ 26,090,127
Shares redeemed ..........................        (1,012,230)       (14,501,286)
                                                ------------       ------------
Net increase .............................           786,705       $ 11,588,841
                                                ============       ============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class A Shares for the Year                                            Dollar
Ended June 30, 2002                                 Shares             Amount
--------------------------------------------------------------------------------
Shares sold ..............................         3,729,291       $ 64,191,268
Shares issued to shareholders in
reinvestment of dividends
& distributions ..........................            83,535          1,466,874
                                                ------------       ------------

Total issued .............................         3,812,826         65,658,142
Shares redeemed ..........................        (2,015,746)       (33,787,864)
                                                ------------       ------------
Net increase .............................         1,797,080       $ 31,870,278
                                                ============       ============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class B Shares for the Six Months                                      Dollar
Ended December 31, 2002                             Shares             Amount
--------------------------------------------------------------------------------
Shares sold ..............................           987,672       $ 13,865,206
Automatic conversion of shares ...........        (1,199,270)       (16,718,619)
Shares redeemed ..........................        (1,091,180)       (15,415,785)
                                                ------------       ------------
Net decrease .............................        (1,302,778)      $(18,269,198)
                                                ============       ============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class B Shares for the Year                                            Dollar
Ended June 30, 2002                                 Shares             Amount
--------------------------------------------------------------------------------
Shares sold ..............................         2,634,647       $ 44,393,972
Shares issued to shareholders in
reinvestment of dividends &
distributions ............................            70,168          1,215,315
                                                ------------       ------------
Total issued .............................         2,704,815         45,609,287
Automatic conversion of shares ...........          (383,385)        (6,370,651)
Shares redeemed ..........................        (1,669,131)       (27,551,123)
                                                ------------       ------------
Net increase .............................           652,299       $ 11,687,513
                                                ============       ============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class C Shares for the Six Months                                      Dollar
Ended December 31, 2002                             Shares             Amount
--------------------------------------------------------------------------------
Shares sold ..............................         1,129,673       $ 15,652,449
Shares redeemed ..........................          (704,342)        (9,665,685)
                                                ------------       ------------
Net increase .............................           425,331       $  5,986,764
                                                ============       ============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class C Shares for the Year                                            Dollar
Ended June 30, 2002                                 Shares             Amount
--------------------------------------------------------------------------------
Shares sold ..............................         2,909,475       $ 48,587,928
Shares issued to shareholders in
reinvestment of dividends &
distributions ............................            33,257            568,034
                                                ------------       ------------
Total issued .............................         2,942,732         49,155,962
Shares redeemed ..........................          (683,843)       (11,187,023)
                                                ------------       ------------
Net increase .............................         2,258,889       $ 37,968,939
                                                ============       ============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class D Shares for the Six Months                                      Dollar
Ended December 31, 2002                             Shares             Amount
--------------------------------------------------------------------------------
Shares sold ..............................           958,696       $ 13,600,152
Automatic conversion of shares ...........         1,177,736         16,718,619
                                                ------------       ------------
Total issued .............................         2,136,432         30,318,771
Shares redeemed ..........................          (744,040)       (10,580,453)
                                                ------------       ------------
Net increase .............................         1,392,392       $ 19,738,318
                                                ============       ============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class D Shares for the Year                                            Dollar
Ended June 30, 2002                                 Shares             Amount
--------------------------------------------------------------------------------
Shares sold ..............................         1,596,249       $ 27,424,917
Automatic conversion of shares ...........           378,514          6,370,651
Shares issued to shareholders in
reinvestment of dividends &
distributions ............................            57,834          1,010,951
                                                ------------       ------------
Total issued .............................         2,032,597         34,806,519
Shares redeemed ..........................          (866,795)       (14,622,017)
                                                ------------       ------------
Net increase .............................         1,165,802       $ 20,184,502
                                                ============       ============
--------------------------------------------------------------------------------

5. Short-Term Borrowings:

The Fund, along with certain other funds managed by MLIM and its affiliates, is a party to a credit agreement with Bank One, N.A. and certain other lenders. Effective November 29, 2002, in conjunction with the renewal for one year at the same terms, the total commitment was reduced from $1,000,000,000 to $500,000,000. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to


                                    24 & 25

                     Merrill Lynch Global SmallCap Fund, Inc., December 31, 2002

NOTES TO FINANCIAL STATEMENTS (concluded)

the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .09% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. The Fund did not borrow under the credit agreement during the six months ended December 31, 2002.

6. Commitments:

At December 31, 2002, the Fund had entered into foreign exchange contracts under which it had agreed to purchase and sell various foreign currencies with approximate values of $1,717,000 and $536,000, respectively.

7. Capital Loss Carryforward:

On June 30, 2002, the Fund had a net capital loss carryforward of $23,407,663, all of which expires in 2010. This amount will be available to offset like amounts of any future taxable gains.

OFFICERS AND DIRECTORS

Terry K. Glenn, President and Director
Ronald W. Forbes, Director
Cynthia A. Montgomery, Director
Charles C. Reilly, Director
Kevin A. Ryan, Director
Roscoe S. Suddarth, Director
Richard R. West, Director
Edward D. Zinbarg, Director
Robert C. Doll, Jr., Senior Vice President
Kenneth Chiang, Senior Vice President and Portfolio Manager
Donald C. Burke, Vice President and Treasurer
Susan B. Baker, Secretary

Custodian

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109-3661

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-637-3863


                                    26 & 27

[LOGO] Merrill Lynch Investment Managers
                                                              [GRAPHICS OMITTED]

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Merrill Lynch Global SmallCap Fund, Inc.
Box 9011
Princeton, NJ
08543-9011

[RECYCLED LOGO] Printed on post-consumer recycled paper            #18177--12/02

--------------------------------------------------------------------------------
Item 2 - Did registrant adopt a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party? If not, why not? Briefly describe any amendments or waivers that occurred during the period. State here if code of ethics/amendments/waivers are on website and give website address-. State here if fund will send code of ethics to shareholders without charge upon request-- N/A (not answered until July 15, 2003 and only annually for funds)

Item 3 - Did the registrant's board of directors determine that the registrant either: (i) has at least one audit committee financial expert serving on its audit committee; or (ii) does not have an audit committee financial expert serving on its audit committee? If yes, disclose name of financial expert and whether he/she is "independent," (fund may, but is not required, to disclose name/independence of more than one financial expert) If no, explain why not. -N/A (not answered until July 15, 2003 and only annually for funds)

Item 4 - Disclose annually only (not answered until December 15, 2003)

         (a) Audit Fees - Disclose aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. N/A.

         (b) Audit-Related Fees - Disclose aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

         (c) Tax Fees - Disclose aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

         (d) All Other Fees - Disclose aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
                              (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

         (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X. N/A.

         (e)(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. N/A.

         (f) If greater than 50%, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees. N/A.

         (g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant. N/A.

         (h) Disclose whether the registrant's audit committee has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence. N/A.

Items 5-6 - Reserved

Item 7 - For closed-end funds that contain voting securities in their portfolio, describe the policies and procedures that it uses to determine how to vote proxies relating to those portfolio securities. N/A.

Item 8 -- Reserved

Item 9(a) - Disclose the conclusions of the registrant's principal executive officer or officers and principal financial officer or officers, or persons performing similar functions, about the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-2(c))) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph. N/A.

 Item 9(b) -- There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 10 - Exhibits

10(a) - Attach code of ethics or amendments/waivers, unless code of ethics or amendments/waivers is on website or offered to shareholders upon request without charge. N/A.

10(b) - Attach certifications (4 in total pursuant to Sections 302 and 906 for CEO/CFO). Attached hereto.